UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 2, 2004


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                 0-26006                95-4181026
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)


                        3151 EAST WASHINGTON BOULEVARD
                            LOS ANGELES, CALIFORNIA                    90023
                    (Address of Principal Executive Offices)         (Zip Code)

                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 2, 2004, Tarrant Apparel Group (the "Registrant") issued a press release announcing the appointments of Barry Aved as Chief Executive Officer, effective as of August 2, 2004, and Corazon Reyes as Chief Financial Officer, effective as of August 16, 2004. Gerard Guez, the Registrant's former Chief Executive Officer, will remain Chairman of the Board of Directors. Patrick Chow, the Registrant's current Chief Financial Officer, will be resigning for personal reasons, but will remain as a consultant during a transition period. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER            DESCRIPTION

                  99.1              Press release dated August 2, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TARRANT APPAREL GROUP



Date:    August 4, 2004                        By:   /S/ PATRICK CHOW
                                               --------------------------------
                                                     Patrick Chow
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1           Press release dated August 2, 2004.


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